                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                       ANNAPOLIS NATIONAL BANCORP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                  [LOGO OF ANNAPOLIS NATIONAL BANCORP, INC.]

                         1000 Bestgate Road, Suite 400
                           Annapolis, Maryland 21401
                                (410) 224-4455

                                 April 9, 2001

Dear Stockholder:

  You are cordially invited and encouraged to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Annapolis National Bancorp, Inc. (the "Company"), the holding company for BankAnnapolis (the "Bank"), Annapolis, Maryland, which will be held on May 17, 2001, at 6:00 p.m., Eastern Daylight Savings Time, at the BankAnnapolis Headquarters Building, 1000 Bestgate Road, Suite 300, Annapolis, Maryland 21401.

  The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Annapolis National Bancorp, Inc., as well as a representative of Stegman & Company, the Company's independent auditor, will be present at the Annual Meeting to discuss the Company and the Bank and respond to any questions that our stockholders may have.

  The Board of Directors of Annapolis National Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter under consideration.

  Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the Company's common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

  On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

Sincerely yours,

/s/ Richard M. Lerner

Richard M. Lerner
Chief Executive Officer

                       ANNAPOLIS NATIONAL BANCORP, INC.

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on May 17, 2001

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Annapolis National Bancorp, Inc. (the "Company") will be held on May 17, 2001, at 6:00 p.m., Eastern Daylight Savings Time, at the BankAnnapolis Headquarters Building, 1000 Bestgate Road, Suite 300, Annapolis, Maryland 21401, for the following purposes:

  (1) To elect three directors; and

  (2) To ratify the selection of Stegman & Company as independent auditor for the fiscal year ending December 31, 2001; and

  (3) To ratify a change in the name of the Company from Annapolis National Bancorp, Inc. to Annapolis Bancorp, Inc.; and

  (4) To transact any other business that may properly come before the meeting, and at any adjournments thereof, including whether or not to adjourn the meeting.

  Only those holders of record of Common Stock as of the close of business on March 23, 2001, (the "Record Date") are entitled to notice of and to vote at the 2001 Annual Meeting of Stockholders and any adjournments or postponements thereof.

  Please sign, date and mail the accompanying proxy in the enclosed, self-addressed, stamped envelope, whether or not you expect to attend the meeting in person. You may withdraw your proxy at the meeting should you be present and desire to vote your shares in person. All stockholders are cordially invited to attend.

                                 By Order of the Board of Directors

                                 /s/ Rita D. Demma

                                 Rita D. Demma
                                 Secretary
Annapolis, Maryland
April 9, 2001

                       ANNAPOLIS NATIONAL BANCORP, INC.

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                                 May 17, 2001

Solicitation and Voting of Proxies

  This Proxy Statement is being mailed on or about April 9, 2001, to the stockholders of Annapolis National Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 17, 2001, at 6:00 p.m., Eastern Daylight Savings Time, and at any adjournments or postponements thereof, at the BankAnnapolis Headquarters Building, 1000 Bestgate Road, Suite 300, Annapolis, Maryland 21401.

  Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted FOR the approval and ratification of the specific proposals presented in this proxy statement.

  Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

  A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

  The cost of solicitation of proxies on behalf of management will be borne by BankAnnapolis (the "Bank"). Proxies may be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, without compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities and Principal Holders Thereof

  Stockholders are entitled to one vote for each share of common stock, par value $.01 per share (the "Common Stock") registered in their names on the stock transfer books of the Company at the close of business on March 23, 2001, the record date fixed by the Board of Directors. At March 23, 2001, the Company had outstanding 2,237,906 shares of Common Stock entitled to vote at the Annual Meeting.

  As to the election of a director, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominee proposed by the Board of Directors, or to "WITHHOLD" authority to vote for the nominee being proposed. Under the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or
(ii) proxies as to which authority to vote for the nominee being proposed is withheld.

  As to the ratification of Stegman & Company as independent auditor of the Company by checking the appropriate box, you may (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's Bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (i) broker non-votes, or (ii) proxies marked "ABSTAIN" as to that matter.

  As to the ratification of the change in the Company name from Annapolis National Bancorp, Inc. to Annapolis Bancorp, Inc. you may (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item.

  As to any other matters that may properly come before the Annual Meeting, you may (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's Bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (i) broker non-votes, or (ii) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth information regarding the beneficial ownership of Common Stock as of March 23, 2001, by each of the Company's and Bank's directors, nominees and Named Executive Officers and by each person known by the Company to own beneficially more than 5% of the Company's voting securities, and by the executive officers and directors of the Company as a group, including the number of shares beneficially owned by, and percentage ownership of each such person as of that date. Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Securities Exchange Act of 1934, as amended, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                                 Number
                                                                   of    Percent
                                                                 Shares    of
Name and Address of Beneficial Owner                            Owned(1)  Class
------------------------------------                            -------- -------
Mark H. Anders (2).............................................   4,200    0.19%
1408 Malvern Avenue
Baltimore, MD 21204
Margaret Theiss Faison (3).....................................   3,500    0.16%
11428 Beehive Court
Germantown, MD 20876
F. Carter Heim.................................................   3,210    0.14%
1842 Kimberwicke Place
Annapolis, MD 21401
Robert E. Kendrick, III (4)....................................   2,500    0.11%
4221 Scarlet Sage Court
Ellicott City, MD 21042
Stanley J. Klos, Jr............................................  20,110    0.90%
76 Chautaugua Road
Arnold, MD 21012
Lawrence E. Lerner............................................. 881,453   39.39%
2711 Washington Avenue
Chevy Chase, MD 20815
Richard M. Lerner.............................................. 115,000    5.14%
5447 Grove Ridge Way
Rockville, MD 20852
Dimitri P. Mallios.............................................  12,000    0.54%
3204 Ellicott Street, N.W.
Washington, D.C. 20008

                                                               Number of Percent
                                                                Shares     of
Name and Address of Beneficial Owner                           Owned(1)   Class
------------------------------------                           --------- -------
Albert Phillips...............................................    20,500   0.92%
118 Riverside Drive
Cambridge, MD 21613
Lawrence W. Schwartz..........................................    22,466   1.00%
10854 Country Pond Lane
Oakton, VA 22124
Ermis Sfakiyanudis............................................     2,000   0.09%
2729 Lury Lane
Annapolis, MD 21401
Officers and directors as a group (26 persons) (5)............ 1,103,189  49.30%

--------
(1) Information relating to beneficial ownership of Common Stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under
    Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power" which includes the power to vote or direct the voting of such security, or "investment power" which includes the power to dispose or to direct the disposition of such security. A person is deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities in which he has no beneficial interest. For instance, beneficial ownership may include spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations, or deferred compensation plans which are affiliated with the principal. Unless otherwise indicated by footnote, each individual has sole voting and dispositive powers to all shares indicated.
(2) Includes options to purchase 2,000 shares of Company Common Stock which are currently exercisable at an exercise price of $4.94 per share and are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by all directors and executive officers as a group.
(3) Includes options to purchase 1,500 shares of Company Common Stock which are currently exercisable at an exercise price of $4.88 per share and are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by all directors and executive officers as a group.
(4) Includes options to purchase 1,500 shares of Company Common Stock which are currently exercisable at an exercise price of $4.78 per share and are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by all directors and executive officers as a group.
(5) Includes options to purchase 13,900 shares of Company Common Stock which are currently exercisable by officers at exercise prices ranging from $4.56 to $11.00 per share, and are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by all directors and executive officers as a group.

                    PROPOSALS TO BE VOTED ON AT THE MEETING

                       PROPOSAL 1. ELECTION OF DIRECTORS

  The Board of Directors of the Company currently consists of nine (9) directors. The Company's Articles of Incorporation provide that the Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the entire board shall permit, with directors of each class being elected for three-year terms at each Annual Meeting. The terms of three directors of the Company will expire at the time of the Annual Meeting. The positions of these three directors are to be filled at the Annual Meeting. Therefore, the three incumbent directors have been nominated to be elected to hold office until the 2004 Annual Meeting or until their respective successors are elected and qualified or until their earlier resignation or removal. The incumbent nominees are Messrs. Mark H. Anders, Stanley J. Klos, Jr. and Richard M. Lerner.

  The proxies solicited hereby, unless directed to the contrary, will be voted FOR the election as directors of all three nominees listed in the following table. In order to be elected, a majority of the shares voted must be voted FOR the election of each nominee. Each nominee has consented to serve as a director, if elected. The Board of Directors has no reason to believe that any nominee will be unwilling or unable to serve as a director but, if for any reason any nominee is not willing or able to serve as a director, the accompanying proxy will be voted FOR a substitute nominee chosen by the Board of Directors.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information Concerning Nominees

  The following table sets forth information as of the Record Date concerning persons nominated by the Board of Directors for election as directors of the Company to serve until the Annual Meeting of Stockholders previously designated or until their successors have been elected and qualified or until their earlier resignation or removal. Except as indicated, the nominees have been officers of the organizations named below or of affiliated organizations as their principal occupations for more than five years.

Nominees

                           Age, Principal Occupation, Position with the Company
Name of Directors                              and the Bank
-----------------          ----------------------------------------------------
Mark H. Anders............ Mr. Anders, age 46, was appointed President and
                           Chief Executive Officer of the Bank on October 1,
                           1999. He has held high level positions in Maryland
                           financial institutions since 1991. Most recently he
                           was President and Chief Executive Officer of
                           Sterling Bank & Trust Co. in Baltimore, Maryland.
                           Mr. Anders is active in community affairs and serves
                           on the Towson University Foundation's Executive and
                           Finance Committees.
Stanley J. Klos, Jr....... Mr. Klos, age 49, is an attorney who has practiced law in Anne Arundel and Prince Georges Counties
                           since 1977. He is currently an attorney with the
                           firm of O'Malley, Miles, Nylen & Gilmore, P.A. He is
                           a member of the Maryland, District of Columbia, Anne
                           Arundel County, and Prince Georges County Bar
                           Associations. He has been a Director of the Company
                           and the Bank since April 1997. Mr. Klos is active in
                           community affairs and serves on the Boards of
                           Directors of Leadership Anne Arundel, the 21st
                           Century Education Foundation and the Anne Arundel
                           County YMCA.
Richard M. Lerner......... Mr. Lerner, age 41, became President and Chief
                           Executive Officer of the Company and Chairman of the
                           Board of the Bank in April 1999. Since 1984, he has
                           been President of White Flint Builders, Inc., an
                           upscale residential development and construction
                           company located in Bethesda, Maryland. Mr. Lerner
                           has been a Director of the Company and the Bank
                           since their inception. Mr. Lerner is the son of
                           Lawrence E. Lerner, a Director of the Company and
                           the Bank.

Information Concerning Continuing Directors and Named Executive Officers

  The following table sets forth information as of the Record Date concerning directors and Named Executive Officers of the Company and the Bank whose terms of office will continue after the 2001 Annual Meeting. As indicated, some directors will serve until the 2002 Annual Meeting, and other directors will serve until the 2003 Annual Meeting. Except as indicated, the directors have been officers of the organizations named below or of affiliated organizations as their principal occupations for more than five years.

Directors serving until 2002

                           Age, Principal Occupation, Position with the Company
Name of Directors                              and the Bank
-----------------          ----------------------------------------------------
Lawrence E. Lerner........ Mr. Lerner, age 68, has been active in real estate development in the Washington, D.C. metropolitan
                           area for 30 years. He has been involved in the
                           development and construction of two regional
                           shopping centers, several other commercial
                           developments, and more than 2,800 apartment units.
                           Mr. Lerner manages his real estate investments,
                           comprised of various partnership interests in
                           entities which own real estate. He has been a
                           Director of the Company and the Bank since their
                           inception. Mr. Lerner is the father of Richard M.
                           Lerner, a Director of the Company and the Bank.
Lawrence W. Schwartz...... Mr. Schwartz, age 46, is a certified public accountant who has operated CPA firms since 1984 and
                           currently is managing partner of Schwartz, Weissman
                           & Co., P.C., an accounting and business consulting
                           firm. Additionally, he was Executive Vice President
                           and Chief Financial Officer of Federal Supply
                           Contracts Group, Inc., a reseller of furniture to
                           the government, from 1993 to 1995. Mr. Schwartz has
                           been a Director of the Company since April 1997 and
                           a Director of the Bank since its inception.
Ermis Sfakiyanudis........ Mr. Sfakiyanudis, age 32, presently serves as Vice-
                           President and Principal of Sigma Engineering, Inc.,
                           an Annapolis based civil engineering firm. Mr.
                           Sfakiyanudis is a member of the Board of Directors
                           of the Anne Arundel Economic Development
                           Corporation, and is also a member of numerous
                           professional associations. Mr. Sfakiyanudis has been
                           a director of the Company and the Bank since April
                           2000.

Directors serving until 2003

                           Age, Principal Occupation, Position with the Company
Name of Directors                              and the Bank
-----------------          ----------------------------------------------------
F. Carter Heim............ Mr. Heim, age 47, is a Certified Public Accountant
                           who has been in practice since December 1975 and is
                           past President of the Maryland Association of CPAs.
                           Mr. Heim is also currently a member of the American
                           Institute of CPAs and the Anne Arundel Trade
                           Council. Mr. Heim is President and sole stockholder
                           of Heim and Associates, P.A., an accounting firm he
                           began in July 1995. Prior to establishing his own
                           firm Mr. Heim was Executive Vice President of
                           Hammond-Heim, Chartered. Mr. Heim has been a
                           director of the Company and the Bank since April
                           2000.

Directors serving until 2003

                           Age, Principal Occupation, Position with the Company
Name of Directors                              and the Bank
-----------------          ----------------------------------------------------
Dimitri P. Mallios........ Mr. Mallios, age 68 is an attorney who has practiced law since 1960 and is a member of the Bars of the
                           State of Maryland and the District of Columbia. He
                           is presently a senior partner in the law firm of
                           Margolius, Mallios, Davis, Rider & Tomar, LLP
                           located in Washington, D.C. Mr. Mallios has been a
                           Director of the Company and the Bank since their
                           inception.
Albert Phillips .......... Mr. Phillips, age 74, has been the Chairman of the
                           Board of The Phillips Corporation, a manufacturer
                           and supplier of manufacturing technology products
                           headquartered in Columbia, Maryland since 1961. He
                           has been a Director of the Company and the Bank
                           since their inception. Mr. Phillips serves as
                           Chairman of the Board of the Company.

Named Executive Officers

Name of Executive          Age, Principal Occupation, Position with the Company
Officers                                       and the Bank
-----------------          ----------------------------------------------------
Richard P. Brown ........  Mr. Brown, age 50, is Senior Vice President and
                           Customer Development Group Manager of the Bank.
                           Prior to joining the Bank in 2000, Mr. Brown was a
                           partner with Wallingford Capital Corporation. Mr.
                           Brown was previously a Vice President with the
                           National Bank of Canada's Asset Based Lending
                           Division.
Margaret Theiss Faison ..  Ms. Faison, age 43, is Senior Vice President and
                           Chief Financial Officer of the Bank and the Company.
                           She joined the Bank in October of 1999 after having
                           held similar positions with Sterling Bank in
                           Baltimore and Mellon Bank (MD) in Rockville.
Robert E. Kendrick, III    Mr. Kendrick, age 55, is Senior Vice President and
 ........................  Senior Credit Officer of the Bank. He joined the
                           Bank in October of 1999 after having held similar
                           positions with Sterling Bank in Baltimore and
                           Maryland National Bank.

Committees

  The Company and the Bank each have an Audit Committee and additionally the Bank has standing Compensation, Executive, Strategic Planning, Directors' Loan and Nominating Committees of the Board of Directors. During 2000 the Company dissolved the Compliance Committee. The members of each of the named committees serve at the discretion of the Board of Directors.

  The Audit Committee examines accounting processes, reviews financial disclosures and meets privately outside the presence of Company management with the independent accountants to discuss internal accounting control policies and procedures. The Committee reports on such meetings to the Board of Directors. The Committee also considers and recommends the selection of independent accountants, reviews the performance of the independent accountants in the annual audit and in assignments unrelated to the audit and reviews the fees of the independent accountants. The Audit Committee operates under a written charter adopted by the Board of Directors that is attached as an appendix to this proxy statement.

  Messrs. Heim, Phillips and Schwartz currently serve as members of the Audit Committee. Messrs. Heim, Phillips and Schwartz are "independent directors" under the rules of the NASDAQ Stock Market governing the qualifications of members of the Audit Committee. None has ever been an employee of the Company or any subsidiary. The Audit Committee met nine times during 2000. The Committee's report appears on page 11.

  The Compensation Committee consists of Messrs. Klos, R. Lerner, Mallios and Sfakiyanudis and reviews and determines salaries and other benefits for board members, executive and senior management persons of the Company and its subsidiaries. The Committee reviews and determines employees to whom stock options are to be granted and the terms of such grants, and reviews incentive and other compensatory plans and arrangements. The Compensation Committee met nine times during 2000.

  The Executive Committee consists of Messrs. Anders, Klos, L. Lerner, R. Lerner, Mallios, Phillips, and Schwartz and may act in stead, in lieu, or on behalf of the Board of Directors between regularly scheduled meetings of the Board, provided that the number of Executive Committee members voting in favor of any matter brought before the Executive Committee constitutes a majority of the membership of the Board of Directors. The Executive Committee met 11 times during 2000.

  The Strategic Planning Committee consists of Messrs. Anders, Heim, R. Lerner, Schwartz and Sfakiyanudis. The Committee oversees the long-range strategic planning function of the Company and Bank. The Committee met five times during 2000.

  The Directors' Loan Committee consists of Messrs. Heim, Klos, R. Lerner, Schwartz and Sfakiyanudis. The Committee meets to consider all new, renewals, extensions and/or modification of loan requests with total credit exposure in accordance with the authority delegated to the Committee by the Board of Directors. The Committee did not meet during 2000.

  The Nominating Committee, consisting of the full Board of Directors, nominates persons for election to the Board of Directors of the Company and the Bank. The Nominating Committee will consider stockholder nominations submitted to it in writing in care of the Company if such nominations are timely submitted. To be considered timely, the nominations must be received at least thirty (30) but not more than sixty (60) days prior to the Annual Meeting if the company has given at least forty (40) days prior notice of the meeting, otherwise such nominations should be submitted within ten (10) days of the Company first giving notice of the Annual Meeting. The Nominating Committee met one (1) time during 2000.

Directors' Compensation

  The Board of Directors of the Company met 12 times and the Board of Directors of the Bank held 12 meetings during 2000. All of the directors of the Company attended at least 50% of the total number of Company board meetings held. The Company pays no board or committee fees. Directors of the Bank received fees for each board and committee meeting attended in 2000 in the amount of $250 per Board of Directors meeting for meetings held from January through June and $300 per Board of Directors meeting for meetings held July through December. Committee fees were $200 per meeting of the Compliance and Executive Committees and $150 per meeting for all other Committees through June. Beginning July 1, 2000 all members received $200 per meeting for attendance at each committee meeting. Mr. R. Lerner and Mr. Anders currently receive no fees for attendance at board or committee meetings as they are full time employees of the Company or the Bank.

Executive Compensation

  The following table sets forth the compensation paid or allocated for services rendered to the Company or the Bank in all capacities during the years ended December 31, 1998, 1999 and 2000 to executive officers whose compensation exceeded $100,000 (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                                             Long-Term Compensation
                                                                  --------------------------------------------
                                          Annual
                                       Compensation                       Awards                Payouts
                                      --------------              ----------------------- --------------------
                                                                              Securities
                                                     Other Annual Restricted  Underlying   LTIP    All Other
                                      Salary  Bonus  Compensation   Stock    Options/SARs Payouts Compensation
  Name and Principal Position    Year   ($)    ($)      ($)(6)    Awards ($)     (#)        ($)      ($)(7)
  ---------------------------    ---- ------  ------ ------------ ---------- ------------ ------- ------------
Richard M. Lerner (1)            2000  53,291    --        60        --          --         --          --
 Director of the Company &       1999  60,460    --       --         --          --         --          --
 Bank, President & CEO of the    1998     --     --       --         --          --         --          --
 Company, Chairman of the Bank
Mark H. Anders (2)               2000 139,265 27,000    5,583        --          --         --        1,703
 Director of the Company & Bank, 1999  31,157    --       --         --          --         --        1,909
 President & CEO of the Bank     1998     --     --       --         --          --         --          --
Kevin J. Barron (3)              2000 105,295  5,000      289        --          --         --        1,540
 Senior Vice President--Real     1999 118,065    --       --         --          --         --        3,882
 Estate Lending of the Bank      1998  80,000 25,285      --         --          --         --          --
Margaret Theiss Faison (4)       2000  92,473 15,000       94        --          --         --          476
 Senior Vice President--Chief    1999   6,307    --       --         --          --         --       13,500(8)
 Financial Officer of the        1998     --     --       --         --          --         --          --
 Company & Bank
Robert E. Kendrick, III (5)      2000  92,473 15,000      696        --          --         --          588
 Senior Vice President--Senior   1999  14,717    --       --         --          --         --          --
 Credit Officer of the Bank      1998     --     --       --         --          --         --          --

--------
(1) Mr. Lerner became President and Chief Executive Officer of the Company as of April 30, 1999 and served as acting President and Chief Executive Officer of the Bank from May 7, 1999 until September 30, 1999.
(2) Mr. Anders became President and Chief Executive Officer of the Bank on October 1, 1999.
(3) Mr. Barron served as an executive officer of the Bank until April 28, 2000. Mr. Barron continues to be employed by the Bank as a Senior Vice President in the Real Estate Lending Group.
(4) Ms. Faison joined the Company on October 21, 1999 and became Senior Vice President--Chief Financial Officer of the Company and the Bank on December 1, 1999.
(5) Mr. Kendrick became Senior Vice President--Senior Credit Officer of the Bank on October 28, 1999.
(6) Represents personal use of a Bank automobile and imputed earnings on group term life insurance coverage in excess of $50,000. For 1998, 1999 and 2000 there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the years; (b) payments of above market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts in stock.
(7) Represents amounts contributed to the Named Executive Officer by the Bank's 401(k) Plan.
(8) Represents consulting fees paid by the Bank to Ms. Faison prior to Ms. Faison joining the Bank.

Employment Agreement--Mark H. Anders

  On October 1, 1999, (the "Effective Date") the Bank and Mr. Anders entered into an employment agreement which expires on December 31, 2003 (the "Employment Agreement"). Pursuant to the Employment Agreement, Mr. Anders will receive an initial base salary of $135,000 per year, which base salary increases to $150,000 per annum on the first payroll period after the Board determines in its sole discretion that the Office of the Comptroller of Currency has been satisfied that the Bank has complied with all deadlines and requirements in its Formal Agreement dated September 30,1999. From January 1, 2002 through December 31, 2003 the Bank shall pay Mr. Anders a salary at an annual rate that is 10% greater than the annual rate in effect on December 31,

2001. Additionally, the Bank provides and maintains an automobile for Mr. Anders' use and provides family health insurance. Mr. Anders is eligible to participate in other benefit plans that the Bank has now or adopts in the future.

  Pursuant to the Employment Agreement, on October 1, 1999, Mr. Anders was granted an incentive stock option to purchase 20,000 shares of Company common stock at an exercise price of $4.94 per share. The stock option becomes exercisable only on the date that the Office of the Comptroller of Currency issues a notice of intent not to disapprove Mr. Anders' appointment. Once exercisable the stock option will continue until its automatic expiration on the first to occur of: (i) October 1, 2000 (ii) Mr. Anders' termination of employment due to Just Cause; or (iii) ten business days after Mr. Anders' employment terminates for any other reason, provided that ten days shall be increased to six months in the event of Mr. Anders' death while employed.

  In addition, Mr. Anders shall receive an incentive stock option to purchase 10,000 shares of the Company's common stock; Mr. Anders will become fully vested in the right to exercise the incentive stock option at the rate of 20% per full year of employment with the Bank beginning October 1, 1999. The term of this incentive stock option is ten (10) years, subject to earlier expiration in accordance with the terms of the Bank's Employee Stock Option Plan.

  In addition, Mr. Anders will have an opportunity to be granted additional options at the end of each fiscal year that begins after the Effective Date. Mr. Anders shall receive a stock option to purchase a number of shares equal to the sum of (i) 1,000 but only if the consolidated return-on-average-equity for the fiscal year equals or exceeds 10% and (ii) 10 shares for each basis point by which such return exceeds 10%. Mr. Anders shall become vested in the right to exercise each stock option so granted upon completing one year of employment with the Bank after the grant date; provided that the stock option will be forfeited immediately if the Bank's most recently assigned composite CAMELS rating under the Uniform Financial Institutions Rating System is not "1" or "2," or the equivalent under a successor system, on the date the vesting is scheduled to occur for the stock option. The Board may make other stock option grants in its sole discretion.

  Pursuant to the Employment Agreement, the Bank will pay a bonus of $75,000 to its executive officers if all three of the following goals are achieved:
(i) the meeting, to the satisfaction of the Office of the Comptroller of the Currency, of all deadlines and requirements set forth in the Formal Agreement,
(ii) the Bank's receipt of a composite CAMELS rating of "1" or "2," or the equivalent rating under a successor system, at the time of the first safety and soundness examination performed by the Office of the Comptroller of the Currency subsequent to the Effective Date; and (iii) the lifting of the Formal Agreement by the Office of the Comptroller of the Currency on or before December 31, 2000. Mr. Anders shall receive no less than $25,000 of the $75,000 special bonus pool, and the Board or Compensation Committee shall review and approve Mr. Anders, determination as to the allocation of the remainder of the special bonus pool.

  At the end of each calendar year beginning after the Effective Date, the Bank shall credit a deferred compensation account in Mr. Anders' name with an amount equal to his year-end base salary times the following multiple: 8% for the year 2000, 10% for 2001, and 12% for 2002 and 2003; provided that Mr. Anders shall forfeit these amounts if he is terminated for just cause or violates the non-compete section of the Employment Agreement. The deferred compensation shall be paid to Mr. Anders in a lump sum on the second anniversary date of the Expiration Date of the Agreement (unless the parties have previously agreed in writing upon a separate payout schedule). Deferred compensation amounts will earn interest until paid.

  The Employment Agreement may be terminated by either party with or without "cause." The Employment Agreement provides that, except in certain circumstances, if Mr. Anders terminates the Employment Agreement by voluntary resignation, or his employment is terminated without cause, Mr. Anders will not, without the Bank's written consent, participate or be connected with any competing institution that has offices or does business within a fifty (50) mile radius in which the Bank or its affiliates or agents is operating customer service or other facilities or actively planning to open such facilities at the time of the termination of his employment. In the event employment is terminated without cause, Mr. Anders will be entitled to 150% of the his annual salary and continued health benefits at a level substantially equal to those that the Bank provided for a period of 12 months.

  The Employment Agreement provides for the payment to Mr. Anders in the event of a "change in control" as defined in the Employment Agreement, a severance benefit equal to 150% of his annual base salary at the time of the "change in control;" provided that 150% will be replaced with: (i) 200% if the ratio of selling price per share to book value per share exceeds 200%; or (ii) 300% if this ratio exceeds 300%; provided that any amount payable shall be reduced to the extent necessary to avoid excise tax liability.

Stock Option Plan

  The Company maintains two Employee Stock Option Plans. The first plan was approved by the Company's stockholders on April 25, 1997 (the "1997 Option Plan") and provides for discretionary awards of up to an aggregate of 100,000 options to purchase Company Common Stock to officers and key employees of the Company and Bank as determined by a committee of disinterested directors at the fair market value of the Common Stock on the date of grant. The Option Plan is not qualified under Section 401(a) of the Internal Revenue Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Company granted options to Mr. Barron on December 15, 1997 to purchase 5,000 shares of Company Common Stock at an exercise price of $9.75 per share, subject to a five year vesting schedule. On October 1, 1999 the Company granted 20,000 options to Mr. Anders at an exercise price of $4.94. Those options vested immediately and expired on October 1, 2000. The Company also granted under the 1997 Option Plan, 10,000 shares to Mr. Anders at an exercise price of $4.94. These options are subject to a five-year vesting period. Ms. Faison and Mr. Kendrick were both granted 7,500 options under the 1997 Option plan on October 21, 1999 and October 28, 1999, respectively with exercise prices of $4.88 and $4.78. These shares are also subject to a five-year vesting period. As of December 31, 2000, the Company also had outstanding to other officers, options to purchase an aggregate of an additional 29,500 shares of Company Common Stock at exercise prices from $4.56 to $11.00 per share. These options are subject to a vesting schedule and will become exercisable in five equal annual installments beginning one year from the date of grant. The second plan was approved by the Company's stockholders on April 27, 2000 (the "2000 Option Plan"). The 2000 Option Plan reserves 200,000 shares of Common Stock for issuance upon the exercise of Options, as well as upon the distribution of restricted stock and deferred share awards. Such shares may be authorized but unissued shares, or shares held in treasury. To the extent Awards expire, become unexercisable, or are forfeited for any reason without having resulted in the issuance of Common Stock to Award holders, those shares shall be available for the grant of additional Awards. In 2000, the Company granted options under the 2000 Option Plan to purchase 40,000 shares of Company Common Stock at an exercise price of $4.31 per share, subject to a five year vesting schedule. The Company also granted 13,500 restricted share awards at a grant price of $4.31 per share. Such shares also vest over a five-year period.

Other Compensation Plans

  Executive officers participate in the Company's health and welfare and qualified retirement plans on the same terms as non-executive employees who meet the applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under these plans. In addition, all full-time employees are covered as a group for comprehensive hospitalization, including major medical, long-term disability and dismemberment insurance and group term life insurance.

Stock Option Grants

As discussed above and as an inducement to attract and retain qualified managers and employees, the Company maintains the Option Plans. During 2000 5,000 options and 2,500 restricted shares were granted under the Stock Option Plan to the Named Executive Officers.

Stock Option Exercises and Holdings

  There were no stock options exercised by the Named Executive Officers during 2000. The following table reflects the number of shares covered by all remaining unexercised stock options for Named Executive Officers as of December 31, 2000. Also reported are the values for "in-the-money" options which represent the difference between the exercise price of any such remaining unexercised options and the year-end market price of the Common Stock.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUE

                             Number of Securities      Value of Unexercised
                            Underlying Unexercised   In-the-Money Options/SARs
                          Options/SARs at FY-End (#)     at FY-End ($)(1)
Name                      Exercisable/Unexercisable  Exercisable/Unexercisable
----                      -------------------------- -------------------------
Richard M. Lerner (2)....             0/7500                   $0/0
Mark H. Anders (3).......        2,000/8,000                   $0/0
Margaret Theiss Faison
 (4).....................        1,500/6,000                   $0/0
Robert E. Kendrick, III
 (5).....................        1,500/6,000                   $0/0

--------
(1) Based on the market value of the underlying stock at fiscal year-end minus the exercise price. The closing price of the Common Stock on December 31, 2000 was $4.06 per share.
(2) 5,000 options, of which zero are currently exercisable and have an exercise price of $4.31 per share. These options will expire on April 28, 2010. 2,500 restricted shares of which zero have vested and have a grant price of $4.31 per share.
(3) 10,000 options that vest 20% per year with 2,000 currently exercisable and that have an exercise price of $4.94. These options will expire October 1, 2009, ten years from the date of grant.
(4) 7,500 options that vest 20% per year with 1,500 currently exercisable and that have an exercise price of $4.88 per share. These options will expire on October 21, 2009, ten (10) years from the date of grant.
(5) 7,500 options that vest 20% per year with 1,500 currently exercisable and that have an exercise price of $4.78 per share. These options will expire on October 28, 2009, ten (10) years from the date of grant.

Certain Transactions with Management

  The Bank has adopted a policy which requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

Report of the Audit Committee

  The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2000 with management and the independent auditor. In this process, the Committee met with the independent auditor, with and without management present, to discuss the results of the auditor's examinations and the overall quality of the Company's financial reporting.

  The Committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." In addition, the Committee has discussed with the independent auditor the auditor's independence from the Company, the Bank and its management, including the matters in the written disclosures received from the auditor as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees."

  Based on the Committee's discussions with management, the representations of the independent auditor and the Committee's review of the report of the independent auditor to the Committee, the Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          Audit Committee:

                                          Lawrence W. Schwartz, Chairman
                                          F. Carter Heim
                                          Albert Phillips

                    PROPOSAL 2. TO APPROVE THE SELECTION OF
                     INDEPENDENT AUDITOR FOR THE YEAR 2001

  The Board of Directors of the Company anticipates the selection of Stegman & Company, certified public accountants, to audit the books and accounts of the Company for the year ending December 31, 2001. Stegman & Company has served as independent auditor for the Company and its subsidiary since April 2000. Stegman & Company has advised the Company that neither the firm nor any of its members or associates has any direct financial interest in or any connection with the Company or its subsidiary other than as independent public auditors. A representative of Stegman & Company will be present at the Annual Meeting and will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions.

  Audit Fees. Stegman & Company billed a total of $29,082 for the audit of financial statements included in the annual report on Form 10-KSB for the year-ended December 31, 2000 and the review of quarterly reports on forms 10-QSB filed during the year.

  Other Fees. Stegman & Company billed or anticipates to bill a total of $3,728 for other services for the year ended December 31, 2000.

  Proxies will be voted FOR the Proposal unless otherwise instructed by the Stockholders.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF STEGMAN & COMPANY AS INDEPENDENT AUDITOR TO THE COMPANY FOR THE YEAR 2001.

            PROPOSAL 3. TO RATIFY A CHANGE IN THE COMPANY NAME FROM ANNAPOLIS NATIONAL BANCORP, INC. TO ANNAPOLIS BANCORP, INC.

  The stockholders are being asked to ratify a change in the Company name from "Annapolis National Bancorp, Inc. " to "Annapolis Bancorp, Inc."

General

  The Company was organized as a Maryland corporation in May 1988 for the purpose of acquiring and holding all of the outstanding stock of Annapolis National Bank (the "Bank"), now known as BankAnnapolis. The Company is a registered Bank Holding Company pursuant to the Bank Holding Company Act of 1956, as amended ("BHCA"). The Company's only significant activity is the operation of the Bank.

  As a result of, among other things, changes to federal and state banking law as further described below under the heading "Reasons for Name Change," management of the Company has determined that the business practices and purposes of the Company would be better served by changing the name of the Company to Annapolis Bancorp, Inc. Previously, the Company's principal subsidiary, the Bank, was a federally chartered, national bank. Since the Bank is now state chartered, it no longer has the word "national" in its name. Management of the Company believes that it will be helpful to the Company's interests to be identified with its subsidiary, the Bank. The change in corporate name will have this effect by more closely bringing the Company's name in line with the Bank's. Upon the effectiveness of the change in corporate name, the Company will continue to exist as Annapolis Bancorp, Inc.

Reasons for Name Change

  Due to recent changes in federal banking law, the differences in powers and activities between a state bank and a national bank operating in the circumstances that the Bank does, have substantially diminished. As a result, management decided that it was to the Bank's and Company's advantage to convert from a national bank charter to a Maryland banking charter. On November 1, 2000, Annapolis National Bank became a Maryland Chartered Trust Company with membership in the Federal Reserve System, exercising commercial banking powers under the corporate name of BankAnnapolis. As the Bank is no longer a national bank, the word "national" is no longer in its name. Management believes that it is in the best interests of the Bank, the Company and its shareholders for the Bank and Company's names to be more closely associated so as to be as descriptive as possible. Therefore, management has decided to eliminate the word "national" from the Bank's and the Company's names. Pursuant to the Articles of Amendment and Restatement, the Company will become a Maryland chartered corporation named "Annapolis Bancorp, Inc."

  THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE NAME CHANGE AND RECOMMENDS THAT STOCKHOLDERS VOTE TO RATIFY THE CHANGE.

                            ADDITIONAL INFORMATION

Stockholder Proposals--2002 Annual Meeting

  Any proposal of a stockholder intended to be presented at the 2002 Annual Meeting of the Company must be received by the Company at 1000 Bestgate Road, Suite 400, Annapolis, Maryland 21401 prior to November 16, 2001, to be eligible for inclusion in the proxy statement and form of proxy. In order to curtail controversy as to compliance with this requirement, stockholders are urged to submit proposals to the Secretary of the Company by Certified Mail-Return Receipt Requested. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the Rules and Regulations under the Exchange Act.

                                ANNUAL REPORTS

  The Company's 2000 Annual Report to Stockholders accompanies this Proxy Statement. Copies of the report may be obtained upon written request to the Secretary of the Company, 1000 Bestgate Road, Suite 400, Annapolis, Maryland 21401, and will be available at the Annual Meeting.

                                 By Order of the Board of Directors
                                 /s/ RITA D. DEMMA
                                 RITA D. DEMMA
                                 Secretary

Annapolis, Maryland
April 9, 2000

   YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT
      YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-
                                PAID ENVELOPE.

                                  Appendix A

                       Annapolis National Bancorp, Inc.
                                 BankAnnapolis

                            Audit Committee Charter

COMMITTEE DESCRIPTION

The duties of the Committee shall be to examine the affairs of the Company and Bank at least one time during each calendar year and within fifteen (15) months of the last examination. The Committee shall cause these examinations to be made by auditors accountable only to the Board of Directors and the Committee. Results of the examinations shall be reported to the Board of Directors at its next regularly scheduled meeting. Such report shall describe the financial condition and operating performance of the Company and Bank and whether adequate internal controls and procedures are being maintained. The Committee shall recommend to the Board such changes in the manner of conducting the affairs of the Company and Bank as deemed advisable. The Committee shall also be responsible for determining whether the Company and Bank are in compliance with all applicable rules and regulations and shall evaluate the condition and management of the Bank's loan portfolio.

The Committee shall consist of not less than three "independent directors." A director is not considered independent if the following has occurred:

 . The director has been employed by the Company, Bank or an affiliate during the current year or any of the past three years.

 . The director has accepted compensation in excess of $60,000 from the Company, Bank or any of its affiliates in the past fiscal year, other than compensation for Board service, benefits under a tax qualified retirement plan, or non-discretionary compensation.

 . The director is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer.

 . The director is a partner in or a controlling shareholder or an executive officer of any for profit business organization to which the Company or Bank made or from which the Company or Bank received payments (other than those arising from investments in the Company's securities) that exceed 5% of the Company's or Bank's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

 . The director is employed as an executive of another entity where any of the Company's or Bank's executives serve on that entity's compensation committee.

Members of the Committee shall be appointed by the Board of Directors. Each of the members of the Committee should be able to understand fundamental financial statements, and at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that rises to the level of such financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

No director who has outstanding loans or other extensions of credit from the Bank that have been identified as classified by the Bank, by the State of Maryland Department of Licensing and Regulation or by the Federal Reserve may serve as a member of the Committee during the period during which such loan or extension of credit is classified.

GENERAL RESPONSIBILITIES

The Committee shall satisfy itself that adequate systems of internal control are in place to protect customers, employees, stockholders and directors. The Committee will assure itself that the Company adequately evaluates, identifies and mitigates risk by overseeing the Audit, Regulatory Compliance and Loan Review functions in the Bank. The Committee shall also receive and respond to internal and external audits, loan review, compliance and regulatory reports of examination.

SPECIFIC DUTIES

External Audit

 . The Committee shall select and engage an independent certified public accountant ("Accountant") to audit the books and records of the Company and the Bank. The Committee shall require that the Accountant issue a written report of such audit directly to the Committee.

 . The Committee shall review with management and the independent public accountant the Accountant's assessment of the adequacy of internal controls and the resolution of identified material weaknesses and reportable conditions, including the prevention or detection of management override or compromise of the internal control system.

 . The Committee shall work with management and the Accountant to ensure the institution's compliance with laws and regulations.

 . The Committee shall resolve any significant disagreements between the Accountant and management.

 . The Committee shall receive and review communications submitted by the Accountant and regulators and take appropriate actions.

 . The Committee shall obtain from the Accountant a formal written statement delineating all relationships between the Accountant and the Company and the Bank.

 . The Committee shall receive affirmative acknowledgment from the Accountant that it is accountable only to the Board of Directors and to the Committee.

 . The Committee shall require that an Accountant review the Company's interim financial statements prior to filing the quarterly report on Form 10-Q or 10-QSB.

Internal Audit

 . The Committee shall engage an Accountant or other qualified vendor to perform routine internal audits on major risk areas.

 . The Committee shall review and approve the scope, effectiveness and results of the Bank's internal audit function.

 . The Committee shall review communications submitted by the internal auditor and take appropriate actions.

 . The Committee shall review incidents of internal fraud to determine their impact in relation to the financial reporting process and the overall systems of internal control.

Loan Review

 . The Committee shall engage a qualified vendor to perform a routine review on the loan portfolio to assess the quality of the Bank's underwriting, approval function, loan documentation, account management and risk identification processes.

 . The Committee shall review and approve the scope, effectiveness and results of the Bank's loan review function.

 . The Committee shall review communications submitted by the outside vendor and take the appropriate actions.

Compliance

 . The Committee shall review communications submitted directly from the Compliance Officer and take appropriate actions.

 . The Committee shall engage a qualified vendor to perform compliance audits as deemed necessary.

Other

 . The Committee shall conduct periodic reviews of the Bank's loan quality, including a quarterly review of past-due and non-performing loans and trends, the adequacy of the Bank's loan loss reserve and methodology for assessing credit risk exposure, the level, trend, and status of the Bank's criticized and classified assets and the action plans implemented by management to reduce/and or control credit exposures or concentrations.

 . The Committee shall keep minutes of its proceedings and submit the same to the Board for information or action at the next regularly scheduled meeting.


                                                          REVOCABLE PROXY
                                                 ANNAPOLIS NATIONAL BANCORP, INC.
 [X] PLEASE MARK VOTES
     AS IN THIS EXAMPLE
                                                                                                                   With-   For All
                                                                                                           For     hold    Except
            ANNUAL MEETING OF STOCKHOLDERS                      1.  The election as directors of all       [ ]     [ ]      [ ]
                                                                    nominees listed (except as marked
  The undersigned appoints the official proxy committee             to the contrary below):
consisting of the following members of the Board of
Directors of Annapolis National Bancorp, Inc. (the "Company"),      Mark H. Anders      Stanley J. Klos, Jr.     Richard M. Lerner
Messrs. F. Carter Heim, Lawrence W. Schwartz, and Ermis
Staklyanudis, each with full power of substitution, to act      INSTRUCTION: To withhold authority to vote for any individual
as attorneys and proxies for the undersigned, and to vote       nominee, mark "For All Except" and write that nominee's name in the
all shares of Common Stock of the Company which the             space provided below.
undersigned is entitled to vote only at the Annual Meeting
of Stockholders, to be held May 17, 2001, at 6:00 p.m.,         -------------------------------------------------------------------
Eastern Daylight Savings Time, at the BankAnnapolis Building,
1000 Beetgate Road, Annapolis, Maryland 21401 and at any and                                               For     Against   Abstain
all adjournments thereof, as follows:                           2.  The ratification of Stegman &          [ ]       [ ]       [ ]
                                                                    Company as the independent auditor
                                                                    of the Company for the year ending
                                                                    December 31, 2001.

                                                                                                           For     Against   Abstain
                                                                3.  The ratification of the name change    [ ]       [ ]       [ ]
                                                                    of the Company from Annapolis
                                                                    National Bancorp, Inc. to Annapolis
                                                                    Bancorp, Inc.

                                                                PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING.----> [ ]
Please be sure to sign and date
 this Proxy in the box below.  ____________________________              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                               Date                                               EACH OF THE LISTED PROPOSALS.

_____________________________  _____________________________           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
Stockholder sign above         Co-holder (if any) sign above


                       /\    Detach above card, sign, date and mail in postage paid envelope provided.    /\

                                                 ANNAPOLIS NATIONAL BANCORP, INC.
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   The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of Annual Meeting and a
Proxy Statement dated April 9, 2001.

   Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

                                  PLEASE ACT PROMPTLY -- SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

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